Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
The AeA Classic
Financial Conference
November 6-7, 2006
Jay Bertelli,
President, Chief Executive Officer & Chairman
Bob Hult,
SVP, Chief Financial Officer
Mark Skalabrin,
VP & GM, Advanced Solutions Business
Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2007 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the quarter ended June 30, 2006. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the company’s First Quarter Fiscal Year 2007 earnings release, which can be found on our website at
www.mc.com/mediacenter/pr/.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury at a Glance
•
HQ in Chelmsford, MA
Sales, support, and R&D centers in U.S.,
Europe, and Japan
823 employees worldwide
•
Founded in 1983
Seven acquisitions since 2004
•
FY06 revenues: $236M
56/44% defense/commercial
•
Four segments:
Defense Business Unit (DBU)
Commercial Imaging & Visualization (CIV)
Advanced Solutions Business Unit (ASBU)
Modular Products & Services (MPS)
•
Nasdaq: MRCY

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

What We Do
For diverse customers in:
Aerospace & Defense
Communications
Geosciences
Life Sciences
Semiconductor
Leading provider of:
Computing solutions
for specialized,
compute- and data-
intensive applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury’s Strategy
•
Focus on relatively small ($200-400M) niche
markets that are not well served by
mainstream suppliers
•
Leverage technology investments across
multiple markets
•
Focus on solving problems that are
challenging and can command high margins
•
Focus on core competencies
Multicomputer architectures
Signal and image processing
Visualization
•
Market specific domain expertise

Mercury Computer Systems, Inc.
Challenges Drive Innovation

- PHILIPS
- KLA Tencor
- ziehmimaging
- TOSHIBA
- BrainLAB
- MOTOROLA
- FEI COMPANY™ Tools for Nanotech
- NOKIA Connecting People
- ZEISS
- SIEMENS
- GE
- Medtronic When Life Depends on Medical Technology
- MICRONIC
- Ferrania Imaging Technologies
- Pfizer
- DynamicImaging
- ERICSSON

- BOEING
- Raytheon
- argon ST
- LOCKHEED MARTIN
- NORTHROP GRUMMAN
- GENERAL ATOMICS AND AFFILIATED COMPANIES
- BAE SYSTEMS
- TELEPHONICS® A Griffon Company
- AFRL THE AIR FORCE RESEARCH LABORATORY LEAD | DISCOVER | DEVELOP | DELIVER
- MITSUBISHI
- GENERAL DYNAMICS Strength On Your Side®

© 2005 Mercury Computer Systems, Inc. 6 Diverse Base of Customers and Targets Commercial Defense

© 2005 Mercury Computer Systems, Inc. What is Driving Growth?

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Revenue Follows Technology Cycles
Echotek – A/D-D/A
Revenue ($M)
$186
$250
$150
$181
$141
$107
$86
$180
$235-245*
$236
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
June Fiscal Year End
*Per Company guidance, October 26, 2006 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
Rapid IO

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Identifying New Markets to Drive Growth
•
Recently expanded market opportunities
Aerospace & Defense - Synthetic vision
Communications - Wideband data links satellite
communications
Geosciences – Data-intensive computation (oil & gas)
Life Sciences - 3D medical imaging applications
Semiconductor - Design for manufacturing
•
Future market opportunities
Biotechnology - Drug discovery
Video Processing – Intelligence to compensate for
bandwidth limitations
Defense - Homeland security
History of finding challenging computing problems
that can be solved with Mercury technology

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Market-specific Innovation
Leveraged Innovation
Leverage as a Competitive Advantage
Multi-market leverage of technology and core
competencies results in strong competitive
advantage and significant barriers to entry
Defense,
National Labs,
Life Sciences,
Semi-
Equipment,
Oil & Gas,
Biotech
System
Solutions
Cell BE, FPGA,
GPU,
Multicore,
A/D-D/A,
Video
Technology & Core
Competencies
Market Investments

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leverage Example:  Cell BE Processor
•
5-100x faster than conventional
microprocessors
•
Designed to solve the same types of problems
Mercury has been solving for many years
Medical/
Biotech
Radar
Video
Gaming
Semi
Creation
Oil & Gas
Intelligence
National
Labs
•
Established
relationship with
IBM
Cell BE

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Unique Strengths in Life Sciences
•
Medical Imaging
19 years of experience
Unique skill set for emerging 3D
market
•
Successful introduction of
software applications and full
systems for end users
•
Expanding product portfolio
PACS
3D visualization server
MRI data acquisition
•
End-to-end medical image
management

Mercury Computer Systems, Inc.
Challenges Drive Innovation

3D TO THE CORE

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: 3D Medical Imaging
•
Multi-slice CT scanners,
PET/CT, multi-channel
MRI and new clinical
applications are flooding
the diagnostic workflow
with data
•
The market requires a
more productive means
of visualization
Revolutionary 3D
transformation throughout
the medical imaging
workflow is occurring
Acquisition
Reconstruction
Visualization
Distribution
Advanced
Research
Professional Services & Support

Computer Systems, Inc. MERCURY Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Oil & Gas
•
Competitive advantages in
computing and visualization
Performance/watt/cubic Inch
Extremely large data sets
•
Computing platforms
Seismic acquisition and processing
•
Visualization
Seismic QC and interpretation
Horizons, faults, well bores, etc.
Core analysis
Drilling planning
Reservoir models

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
JSF
Gripen
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
SQS-56
EMPAR
Commandar
ASR-9
TPS-59(V)3
Jindalee
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

Unique Strengths in Defense
•
Leader in airborne
surveillance
14 years of experience
•
Investing and
innovating to
maintain leadership
position
•
Strong business
partnership
relationship with
defense primes
Representative

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Defense Embedded Computing Market Potential
A $14.2 Billion Available Market
95%
Primes
5-10% COTS
Opportunity for
Collaborative COTS ®
Source: The Embedded Computing Market 2006, Electronic Trend Publications Inc & Internal Estimates.
Defense  Weapons & C3 Boards and Systems

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Radar
•
Airborne surveillance: MP-RTIP
Global Hawk (15 platforms)
JSTARS and AWACS upgrade potential
•
Tactical fighters: F-35, F-22, F-16
•
Shipboard missile defense: Aegis
•
UAV: Predator LYNX SAR
•
Land-based/mobile radar
Aegis (BMD)
JSF (F-35)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Battlefield Communication
Projected widespread deployment
of battlefield visualization and
decision aids
Multi-sensor visualization for
warfighters on the move
Comprehensive battlefield pictures for
warfighters
Super-smart compression for limited
capacity
Detection and identification of targets in
an urban/civilian environment

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Wide-Band Data Links
•
Ground, shipboard, and airborne
communications via satellite
•
Deployment of broadband closer to the war
fighter driving need for new compute solutions
•
Mercury well positioned with COTS software-
defined radio (SDR) and scalable FPGA and DSP
solutions
•
Technology demonstrated at MILCOM (Oct. 2006)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: Unmanned Systems & Avionics
•
Forest fire detection and
monitoring
•
Precision agriculture
•
Border surveillance
•
Oil and gas pipeline
monitoring
•
Power line monitoring
•
Surveillance and
reconnaissance
•
Commercial and military
avionics
Synthetic Vision and Sensor Data Fusion

© 2005 Mercury Computer Systems, Inc.

Aeronautical Applications & Systems Knowledge
Mercury’s Combined Capabilities
3D Visualization
Embedded Design
Sensor Processing
Ruggedization
RF
Airborne Devices
Display Sub-systems

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Nav-Sim Potential
FY07 FY08 FY09 FY10 FY11 FY12
Commercial & Military avionics 550        1,750     4,000     9,500     24,500     42,000
Consumer Avionics 1,300     2,500     4,000     6,500     8,000      10,000
Unmanned Systems 450        1,750     7,850     19,000   39,000    72,500
TOTAL AVIONICS 2,300     6,000     15,850   35,000   71,500    124,500
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
FY07 FY08 FY09 FY10 FY11 FY12
NAV-SIM POTENTIAL
Unmanned Systems
Consumer Avionics
Commercial & Military avionics

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Communication
•
Communications market
potential
System development
platforms for wireless
infrastructure applications
•
Growth Opportunity
AdvancedTCA DSP and FPGA
compute solutions
•
Example:  Satellite ground stations
for Ancillary Terrestrial Component
(ATC)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Equipment Market
•
Semiconductor market applications
Wafer and reticle inspection systems
•
Process streaming data to find defects
Mask writing systems
•
Generate patterns to write to semiconductor
and flat-panel masks
•
Mercury Cell BE-based solutions
driving growth in existing and new
applications
•
Emerging applications
Stepper/scanner control
Electronic Design Automation (EDA) –
Mask synthesis

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: EDA Mask Synthesis
•
Compute-intensive processing
required to prepare designs for
mask creation
Resolution Enhancement
Technology (RET)
Design For Manufacturing (DFM)
•
Mercury Cell-based solutions to
provide over 10 Teraflops to
speed  application by 10x to 100x
•
Working with a leading EDA
company to deploy a solution by
the end of the year

© 2005 Mercury Computer Systems, Inc. Financial Overview

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Advancing Towards Our Goals
Non-GAAP
FY04 FY05 FY06
Guidance
FY07*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
67% 66% 62% 57%
60+%
SG&A
30% 29% 34%
R&D
21% 20% 25%
Income from Operations
17% 17% 3% 3%
16-18%
*Per Company guidance, October 26, 2006 earnings conference call

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
Inventory Turns
8.0
4.9
6.9
5.4
4.6
5.5
2003 2004 2005 2006 2007E Model
•
Supply chain
transformation
Competitive advantage for
Mercury and customers
•
Customer satisfaction
DSO target 45 days
Days Sales Outstanding
45
50
59
53
51
43
2003 2004 2005 2006 2007E Model

© 2005 Mercury Computer Systems, Inc. 29 EBITDA $M $42 $41 $57 $5 $10 2003 2004 2005 2006 2007E *Per Company guidance, October 26, 2006 earnings conference call

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Net cash positive
* Adjusted for October 19 mortgage payoff
** Convertible senior notes offering
*
Quarter ended September 30, 2006
Cash and Equivalents $142
Total Current Assets $172
Total Assets $368
Total Debt $125
Total Liabilities $184
Stockholders’ Equity $184
**

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q2 Fiscal Year 2007 Guidance
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $2.6M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $1.7 M
excluded from Non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 26, 2006 earnings conference call
Quarter Ending December 31, 2006
Revenues ($M) $52-54
      GAAP  Non-GAAP
Gross Margin 55%
EPS $(0.48)-(0.43) $(0.23)-(0.19)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2007 Guidance
Fiscal Year Ending June 30, 2007
Revenues ($M) $235-245
      GAAP  Non-GAAP
Gross Margin ~57%
EPS ~$(0.50) ~$0.29
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 26, 2006 earnings conference call
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $9.8M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $7M,
Q1 in-process R&D charge of $3.1M, and Q1
restructuring impairment charge of $800K excluded from
non-GAAP

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Why Invest in Mercury?
•
Strong competitive position in attractive and growing
markets
•
Large growth opportunities in 3D medical imaging,
semiconductor applications, defense communications,
and synthetic vision
•
Leverage technology investments across multiple
applications in diverse markets
Defense and commercial
•
Open innovation strategy through partnerships and
acquisitions
•
Strong financial position supports continued
investments in technology and new market development

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 34 www.mc.com NASDAQ: MRCY